Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE VARIABLE ANNUITY

A flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated September 15, 2017

to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017.

The Trustees of the Pioneer Variable Contracts Trust have approved the liquidation of the Pioneer Emerging Markets VCT Portfolio (the “Liquidated Fund”) on or about November 1, 2017 (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business October 31, 2017, the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business November 1, 2017, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Schwab Government Money Market Portfolio, and existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Annuity Service Center immediately to make alternate arrangements. If you fail to make alternate arrangements by November 1, 2017, any allocations made to the Sub-Account for the Liquidated Fund will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.

REG98680-00

00198699